Decoding Biology To Radically Improve Lives February 2024

Disclaimers This presentation and any accompanying discussion and documents contain information that includes or is based upon "forward-looking statements" within the meaning of the Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry and our company, management's beliefs and certain assumptions we have made. The words “plan,” “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. Forward-looking statements made in this presentation include outcomes and benefits expected from the Tempus partnership, including our ability to leverage the datasets acquired through the license agreement into increased machine learning capabilities and accelerate clinical trial enrollment; outcomes and benefits expected from the Enamine partnership, including the generating and co-branding of new chemical libraries; our planned expansion of the BioHive supercomputer capabilities; outcomes and benefits from licenses, partnerships and collaborations, including option exercises by partners and additional partnerships and ability to house tools on the BioNeMo Marketplace; the potential for additional partnerships and making data and tools available to third parties; advancements of our Recursion OS, including augmentation of our dataset; outcomes and benefits expected from the Large Language Model-Orchestrated Workflow Engine (LOWE); the occurrence or realization of any near- or medium-term potential milestones; the initiation, timing, progress, results, and cost of our research and development programs and our current and future preclinical and clinical studies, including timelines for data readouts, the potential size of the market opportunity for our drug candidates; our ability to identify viable new drug candidates for clinical development and the accelerating rate at which we expect to identify such candidates; our expectation that the assets that will drive the most value for us are those that we will identify in the future using our datasets and tools, and many others. Forward- looking statements made in this presentation are neither historical facts nor assurances of future performance, are subject to significant risks and uncertainties, and may not occur as actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. For a discussion of factors that could affect our business, please refer to the "Risk Factors" sections in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the Fiscal Year ended December 31, 2023. This presentation does not purport to contain all the information that may be required to make a full analysis of the subject matter. We undertake no obligation to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the company’s own internal estimates and research. While the company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the company believes its own internal research is reliable, such research has not been verified by any independent source. Any non-Recursion logos or trademarks included herein are the property of the owners thereof and are used for reference purposes only. 2

There is a formula for mapping and navigating complex systems using technology Digital (bits) Data Aggregate and organize data to create digital maps of reality 2 2 Real (atoms) 1 Profile Systems Capture high-dimensional data to create a digital record of reality (things, places, preferences, etc.) 1 Algorithms Navigate digital maps to predict novel relationships, then try them in reality 3 3 3

Data roadblocks make mapping and navigating biology difficult Reproducibility Crisis Multiple studies have shown that the vast majority of published academic literature cannot be recapitulated Analog Standard The fax machine is alive and well in medicine, while in biopharma, study results from CROs are still often reported as PDFs or scanned printouts Siloed Data in Pharma Biopharma has 100s of petabytes of scientific data stored on a project-by- project basis without the meta-data or annotation needed to relate it to other projects or questions in biology ! ! ! ! ! ! ! ! ! ! Trademarks are the property of their respective owners and used for informational purposes only. Baker, M. Irreproducible biology research costs put at $28 billion per year. Nature (2015). https://doi.org/10.1038/nature.2015.17711 4

Algorithms We own and operate one of the fastest supercomputers on earth, allowing us to train LLMs & FMs fit for the purpose of drug discovery Profile Systems We have built and continue to scale among the world’s most prolific automated wet labs Data Each week we digitize millions of our own experiments across multiple layers of biology from cell to animal Improved and scaled clinical pipeline We are building and aggregating the right datasets to map and navigate biology Recursion OS 5

The Recursion OS combines many tools to industrialize drug discovery 6

In Brief: The Recursion Value Proposition 7

Oncology Relevance Score RXRX PROPRIETARY DATA O n co lo gy R el ev an ce S co re P U B LI C D A TA Targets with Approved Drugs1 All other Potential Targets HighLow Low High We expect to initiate 300 exploratory programs in 2024 from this space, where our proprietary data provides a distinct arbitrage, with significant human effort reserved for novel relationships that confirmed and validated on our platform. Previously, over 40 FTEs were deployed to explore our maps and public data manually to initiate programs. New programs are initiated automatically by LLMs tuned to act on Recursion data arbitrage Our method uncovers innovative targets that we believe provide a differentiated therapeutic potential for oncology R&D LLMs harness Public Datasets such as: • Cancer Dependency Map • Open Targets • TCGA • CCLE • COSMIC LLMs harness RXRX Proprietary Datasets such as: • Phenomap inferences • Matchmaker assessments • Invivomics experiments • ADME predictions • Compound promiscuities 1 Ochoa, D. et al. Nucleic Acids Research. (2023).8

Screen — Hit ID — Validated Lead — Advanced Candidate — Development Candidate — Industry Recursion Failing faster and earlier to › › spend less › C o st t o IN D ( $ M ) › and go faster 100 80 60 51 80% 75% 85% 100 55 18 55% 32% 62% 7 37% St ag e Ti m e t o V al id at ed L e ad ( m o ) 4 Industry Recursion 9 All industry data has been adapted from Paul, et al. Nature Reviews Drug Discovery. (2010) 9, 203–214. The cost to IND has been inflation-adjusted using the US Consumer Price Index (CPI). The Recursion data shown for the transition stages and time to validated lead is the average of all Recursion programs since late 2017 through 2023. The Recursion data shown for cost to IND pertains to the actual and projected costs for a novel chemical entity to reach IND. The Recursion OS maps and navigates biology to shift drug discovery from bespoke science to scaled engineering 0 5 10 15 20 25 30 Industry Recursion 0 5 10 15 20 25 30 35 Industry Recursion

We harness value from the Recursion OS with a multi-pronged capital efficient business strategy Pipeline Recursion OS Build internal pipeline in indications with potential for accelerated path to approval Pipeline Strategy Precision Oncology Rare Disease Partnerships Data Partnership Strategy Partner in complex therapeutic areas requiring large financial commitment or competitive arbitrage Leverage partner knowledge and clinical development capabilities License subsets of data and key tools Direct generation of new data internally to maximize pipeline and partnership value-drivers Data Strategy Undruggable Oncology Other large, intractable areas of biology (e.g. CV/Met) Neuroscience* Licensing Augment Recursion OS *Includes a single oncology indication from our Roche and Genentech collaboration.10

Build internal pipeline in indications with potential for accelerated path to approval Pipeline Strategy Precision Oncology Rare Disease Pipeline Recursion OS Partnerships Data *Includes a single oncology indication from our Roche and Genentech collaboration. We harness value from the Recursion OS with a multi-pronged capital efficient business strategy 11

12 More than a dozen discovery and research programs in oncology or with our partners – first program optioned by Roche-Genentech in GI-oncology Our pipeline reflects the scale and breadth of our approach All populations defined above are US and EU5 incidence unless otherwise noted. EU5 is defined as France, Germany, Italy, Spain, and UK. (1) Prevalence for hereditary and sporadic symptomatic population. (2) Annual US and EU5 incidence for all NF2-driven meningiomas. (3) Prevalence for adult and pediatric population. (4) Our program has the potential to address several indications. (5) We have not finalized a target product profile for a specific indication. (6) Incidence for US only. (7) 2L drug-treatable population. (8) 2L drug-treatable population comprising ovarian, prostate, breast, and pancreatic cancers with no HRR mutations. Program Indication Target Patient Population Preclinical Phase 1 Phase 2 Phase 3 REC-994 Cerebral Cavernous Malformation Superoxide ~ 360K1 REC-2282 Neurofibromatosis Type 2 HDAC ~ 33K2 REC-4881 Familial Adenomatous Polyposis MEK ~ 50K3 REC-3964 Clostridioides difficile infection TcdB ~730K Epsilon Fibrotic Diseases Undisclosed ~ 50K4,5,6 REC-4881 AXIN1 or APC Mutant Cancers MEK ~ 65K7 RBM39 HR-Proficient Ovarian & Solid Tumors RBM39 ~ 200K8 R ar e & O th er O n co lo gy

Partnership Strategy Partner in complex therapeutic areas requiring large financial commitment or competitive arbitrage Leverage partner knowledge and clinical development capabilities Undruggable Oncology Other large, intractable areas of biology (e.g. CV/Met) Neuroscience* Pipeline Recursion OS Partnerships Data *Includes a single oncology indication from our Roche and Genentech collaboration. We harness value from the Recursion OS with a multi-pronged capital efficient business strategy 13

Exciting scientific collaborations span biopharma, tech & data Undruggable oncology targets • $30M upfront and $50M equity investment • Increased per program milestones which may be up to $1.5B for up to 7 oncology programs • Mid single-digit royalties on net sales • Recursion owns all algorithmic improvements Neuroscience and a single oncology indication • $150M upfront and up to or exceeding $500M in research milestones and data usage options • Up to or exceeding $300M in possible milestones per program for up to 40 programs • First program already optioned • Mid to high single-digit tiered royalties on net sales Computation and ML/AI • $50M equity investment • Partnership on advanced computation (e.g., foundation model development) • Priority access to compute hardware or DGXCloud Resources • Phenom-Beta, a foundation model for phenomics from Recursion, now available on NVIDIA’s BioNeMo platform Real-world data access • Preferential access to >20 PBs of Tempus real-world, multi-modal oncology data, including DNA/RNA sequencing and clinical outcome data for more than 100,000 patients • Ability to train causal AI models with utility in target discovery, biomarker development & patient selection • Opportunity to accelerate clinical trial enrolment through potential access to broad clinical network Therapeutic discovery Platform, Technology and Data Announced Dec. 2021 Announced Nov. 2023 Announced July 2023 Announced Sept. 2020 Significant Update Announced Nov. 2023 Announced Dec. 2023 Cheminformatics and chemical synthesis • Utilizes Recursion’s predicted protein-ligand interactions for ~36B compounds from Enamine’s REAL Library • Aim to generate enriched screening libraries & co-brand customer offerings Trademarks are the property of their respective owners and used for informational purposes only.14

Pipeline Recursion OS Partnerships License subsets of data and key tools Direct generation of new data internally to maximize pipeline and partnership value-drivers Data Strategy Licensing Augment Recursion OS Data *Includes a single oncology indication from our Roche and Genentech collaboration. We harness value from the Recursion OS with a multi-pronged capital efficient business strategy 15

The Future of TechBio 16

TechBio Origins: Point Solutions Most BioTech companies have built a point solution - they’ve developed a tool, process, model or analysis to accomplish an important step in drug discovery. This is how we started too. But discovering and developing medicines requires hundreds of steps… 17

As these point solutions evolve they increase in complexity and scale We manipulate human cells with CRISPR/Cas9- mediated gene knockouts, compounds, and other reagents Phenom-1 Groundbreaking models trained on >1 billion images and hundreds of millions of parameters learn to extract biologically meaningful signals from cell images FOUNDATION MODELS Diverse biological and chemical inputs PROFILING SYSTEMS Our highly automated wet-labs systematically capture images of human cells in response to different perturbations High-throughput screening AUTOMATION Maps of Biology & Chemistry DIGITIZATION >50 human cell types ~2M physical compounds Whole-genome CRISPR knockouts Models infer relationships between all possible combinations of genes and compounds, recapitulating known biology and revealing novel insights across multiple biological and chemical contexts >5 trillion relationships conducted every week 2.2M experiments Phenomics Up to 18

To truly industrialize drug discovery, point solutions must be integrated as modules across many diverse steps 19

Each module is complex, and we continuously improve them Prioritize compound synthesis for compounds predicted to have high likelihood of suitable pharmacokinetics DMPK In Vivo Validation Establish in vitro-in vivo and in silico-in vivo correlations to minimize experimental toil. ANIMAL PHARMACOKINETICSPre-synthesis Evaluation ENRICH FOR QUALITY A highly automated DMPK module executes 3 critical assays across human and rat contexts. HT ADME Experiments WET LAB Leverage Recursion’s power for structure-based prediction of in vitro assays and in vivo compound profiles Predictive Models LEARNING CYCLES 20

Utilizing each module requires specialized teams and expertise InVivomic prioritization Digitized data collection yields real-time, continuous, and non-invasive data recorded in the animal’s home cage. Data generates high-dimensional assays, and ML connects studies for productivity. Overall, there is a drastic reduction in time, labor, and cost. Industrialized program progression GOING DIGITAL Compound optimization DETERMINING DOSAGE Not tolerated Tolerated ML evaluation of mice against >10 liabilities. Rat and mouse studies with ML-based selection of optimal compound and dose from video. Speed to insight, including tolerability liability Faster readouts for critical studies SPEED & EFFICIENCY 21

We continuously add new modules to improve the Recursion OS The Tempus data is computed and ML oncology models run on BioHive-1, Recursion’s in-house supercomputer. BioHive-1 will be expanded into a top 50 supercomputer in 2024 in partnership with Nvidia. ML trained on Tempus data BioHive-1 supercomputer COMPUTE The Tempus partnership provides Recursion with preferential access to multi-modal data for >100,000 oncology patients totaling over 20 PB. >20 PB of real-world patient data DATASET We are using Tempus’ scaled multimodal real-world patient data to train AI models for target discovery, biomarker development, and patient selection. Combining forward & reverse genetics APPROACH 22

The result is a palette of ever-evolving sophisticated modules 23

We use different modules for different tasks: Find NCE for known target 24

We use different modules for different tasks: Find novel target & drug it 25

[ DEMO ] 27 LOWE puts the power of the Recursion OS your fingertips via natural language without any coding expertise required

[ DEMO ] 28 LOWE puts the power of the Recursion OS your fingertips via natural language without any coding expertise required

The Recursion OS is now more than a collection of point solutions accessible to expert users …it is increasingly integrated and accessible via a Discovery User Interface that can be used by any of our scientists from the comfort of their laptop… 29

First-in-Disease Opportunities and Beyond 30

Julia – living with CCM 31 SYCAMORE Clinical Trial : REC-994 for CCM Phase 2 Fully Enrolled Clinical: CCM Symptomatic US + EU5, >1 million patients worldwide live with these lesions today PREVALENCE & STANDARD OF CARE CAUSE LOF mutations in genes CCM1, CCM2 & CCM3, key for maintaining the structural integrity of the vasculature due to unknown mechanisms PATHOPHYSIOLOGY & REASON TO BELIEVE Efficacy in Recursion OS as well as functional validation via scavenging of massive superoxide accumulation in cellular models; reduction in lesion number with chronic administration in mice KEY ELEMENTS • Targeting sporadic and familial symptomatic CCM patients with CCM1, CCM2, and CCM3 mutations • Superoxide scavenger, small molecule • Phase 2 readout expected Q3 2024 • US & EU Orphan Drug Designation • Oral dosing ~360,000 Vascular malformations of the CNS leading to focal neurological deficits, hemorrhage and other symptomsNo approved therapy • Most patients receive no treatment or only symptomatic therapy • Surgical resection or stereotactic radiosurgery not always feasible because of location and is not curative >5x larger US patient population than other rare diseases like Cystic Fibrosis (>31k patients) Vascular malformations (cavernomas)

32 SYCAMORE Clinical Trial : REC-994 for CCM Phase 2 Fully Enrolled Source: https://www.clinicaltrials.gov/ct2/show/NCT05130866?term=recursion&draw=2&rank=3; https://www.SycamoreCCM.com/ Screening & Randomization 1:1:1 Treatment Follow-up Outcome Measures Enrollment Criteria • MRI-confirmed CCM lesion(s) • Familial or sporadic • Symptoms directly related to CCM • Primary: Safety and tolerability • Adverse events & symptoms • Secondary: Efficacy • Clinician-measured outcomes (CGI and PGI) • Imaging of CCM lesions – number, size & rate of change • Impact of acute stroke (mRS, NIHSS) • Patient reported outcomes (SMSS, PROMIS-29, CCM-HI, symptom questionnaires) • Exploratory: Biomarkers • Enrollment is complete • Vast majority of participants who completed 12 months of treatment continue to enter long-term extension study • Phase 2 readout expected Q3 2024 Trial Update Clinical: CCM 32 400mg 200mg Placebo Visits: Days 1 & 2 Months 1, 3, 6, 9 & 12 Enroll ~60 Extension Study12 Months Treatment Period Phase 2 trial initiated in Q1 2022

33 POPLAR Clinical Trial : REC-2282 for NF2 Phase 2 Underway Clinical: NF2 LOF mutations in NF2 tumor suppressor gene, leading to deficiencies in the tumor suppressor protein merlin PATHOPHYSIOLOGY & REASON TO BELIEVE Efficacy in Recursion OS, cellular, and animal models; suppression of aberrant ERK, AKT, and S6 pathway activation in a Phase 1 PD Study in NF2 patient tumors KEY ELEMENTS • Targeting familial and sporadic NF2 meningioma patients • HDAC inhibitor, small molecule • Oral dosing • Phase 2 readout expected Q4 2024 • Fast-Track and US & EU Orphan Drug Designation Inherited rare CNS tumor syndrome leading to loss of hearing and mobility, other focal neurologic deficits No approved therapy • There are no approved drugs for NF2 • Surgery is standard of care (when feasible) • Location may make complete resection untenable, leading to hearing loss, facial paralysis, poor balance and visual difficulty Treatable US + EU~33,000 PREVALENCE & STANDARD OF CARE CAUSE Ricki – living with NF2 Intracranial meningiomas

POPLAR Clinical Trial : REC-2282 for NF2 Phase 2 Underway Phase 2/3 trial initiated in Q2 2022 Outcome Measures Enrollment Criteria • MRI-confirmed progressive meningioma • Either of the below • Sporadic meningioma with confirmed NF2 mutation • Confirmed diagnosis of NF2 disease • Primary: Safety and tolerability • Progression-free survival • Time to progression • Duration of response • Overall response rate https://clinicaltrials.gov/ct2/show/NCT05130866 Clinical: NF2 Screening & Randomization 1:1 Treatment Follow-up Agreement on Phase 3 registration plans FDA Mtg Phase 2 (Cohort A) Phase 3 (Cohort B) Interim Analysis ▪ At 50% of events ▪ For Sample size re-estimation (i.e., adaptive design) • Enrollment expected to complete H1 2024 • Phase 2 readout (safety & preliminary efficacy) expected in Q4 2024 Trial Update 34 Enroll 60 26 Month Tx Period Extension Study 6-month Tx Period (Interim Analysis) Extension Study 60 mg TIW 40 mg TIW Enroll ~ 20 ▪ Go/No-go to Ph3 ▪ Safety/Tolerability ▪ PK ▪ PFS Cohort A Final Data

35 TUPELO Clinical Trial : REC-4881 for FAP Phase 1b/2 Underway Clinical: FAP Polyps Found in Colon and Upper GI Tract Inactivating mutations in the tumor suppressor gene APC PATHOPHYSIOLOGY & REASON TO BELIEVE KEY ELEMENTS • Targeting classical FAP patients (with APC mutation) • MEK inhibitor, small molecule • Oral dosing • FPI for Part 2 expected H1 2024 • Fast-Track and US & EU Orphan Drug Designation Polyps throughout the GI tract with extremely high risk of malignant transformation Efficacy in the Recursion OS showed specific MEK 1/2 inhibitors had an effect in context of APC LOF. Subsequent APCmin mouse model showed potent reduction in polyps and dysplastic adenomas No approved therapy • Colectomy during adolescence (with or without removal of rectum) is standard of care • Post-colectomy, patients still at significant risk of polyps progressing to GI cancer • Significant decrease in quality-of-life post-colectomy (continued endoscopies, surgical intervention) Diagnosed US + EU5~50,000 PREVALENCE & STANDARD OF CARE CAUSE

36 TUPELO Clinical Trial : REC-4881 for FAP Phase 1b/2 Underway Clinical: FAP Part 1 Complete, Part 2 FPI Expected H1 2024 Outcome Measures Enrollment Criteria • Confirmed APC mutation • ≥ 55 years old • Post-colectomy/proctocolectomy • No cancer present • Polyps in either duodenum (including ampulla of vater) or rectum/pouch • Primary: • Safety & Tolerability • Change from baseline in polyp burden at 12 weeks • RP2D • Secondary: • PK/PD https://clinicaltrials.gov/ct2/show/NCT05552755 36 Part 2 Dose Expansion at RP2D • Futility Assessment • Go/No-Go Single agent REC-4881 Dose Escalation • Safety • Tolerability • PK/PD Screening & Treatment Trial Update • 5 FAP patients treated in Part 1 • 4mg dose appears pharmacologically active • Phase 2 initial readout expected H1 2025 4 mg QD (n ≤ 6) 8 mg QD (n ≤ 6) 12 mg QD (n ≤ 6) Recommended Phase 2 Dose

37 LOF mutations in AXIN1 or APC tumor suppressor genes PATHOPHYSIOLOGY & REASON TO BELIEVE Alterations in the WNT pathway are found in a wide variety of tumors and confer poor prognosis and resistance to standard of care Substantial need for developing therapeutics for patients harboring mutations in AXIN1 or APC, as these mutations are considered undruggable Treatable US + EU5~65,000 PREVALENCE & STANDARD OF CARE CAUSE Efficacy in the Recursion OS and favorable results in PDX models harboring AXIN1 or APC mutations vs wild-type leading to a significant PFS benefit in HCC and Ovarian tumors Gross morphology of HCC KEY ELEMENTS • Targeting AXIN1 or APC mutant cancers • MEK inhibitor, small molecule • Oral dosing • Phase 2 initiated late 2023 • FPI expected Q1 2024 • Initial readout expected H1 2025 To our knowledge, REC-4881 is the only industry sponsored small molecule therapeutic designed to enroll solid tumor patients harboring mutations in AXIN1 or APC LILAC Clinical Trial : REC-4881 for AXIN1 or APC mutant cancers Phase 2 Clinical: AXIN1 or APC

Expect FPI in Q1 2024 Outcome Measures Enrollment Criteria • Unresectable, locally advanced, or metastatic cancers • ≥ 55 years old • AXIN1 or APC mutation confirmed by NGS (tissue or blood) • CRC patients must be RAS / RAF wildtype • No MEK inhibitor treatment within 2 months of initial dose • ≥ 1 prior line of therapy • ECOG PS 0-1 • Primary • Safety/tolerability • ORR (RECIST 1.1) • Secondary • PK • Additional efficacy parameters 38 Safety Assessment 12 mg REC-4881 QD https://clinicaltrials.gov/ct2/show/NCT06005974 R P 2 D AXIN1 (n=10) APC (n=10) Futility Assessment AXIN1 (n=10) APC (n=10) Once 10 pts enrolled in each cohort with ≥ 1 scan post-baseline Futility Assessment Screening & Treatment Part 1 Part 2 LILAC Clinical Trial : REC-4881 for AXIN1 or APC mutant cancers Phase 2 Clinical: AXIN1 or APC • Utilizing Tempus and FMI solutions for patient identification • Phase 2 initial readout expected H1 2025 Trial Update

39 Colleen – lived with rCDI C. difficile toxins from colonizing bacterium causes degradation of colon cell junction, toxin transit to bloodstream, and morbidity to host PATHOPHYSIOLOGY & REASON TO BELIEVE Highly recurrent infectious disease with severe diarrhea, colitis, and risk of toxic megacolon, sepsis, and death Diagnosed US + EU5~730,000 PREVALENCE & STANDARD OF CARE CAUSE Recursion OS identified a new chemical entity for recurrent C. difficile infection and potentially prophylaxis via glycosyl transferase inhibition with potential to be orally active KEY ELEMENTS • Phase 1 PK study complete • REC-3964 was well tolerated and all AEs were Grade 1 • Expect to initiate Phase 2 proof-of-concept study in 2024 • Selective C. difficile toxin inhibitor, small molecule • Non-antibiotic approach with potential for combination with SOC and other therapies • Designed for selective antitoxin pharmacology to target infection • Phase 1 HV study complete TRIAL UPDATE Standard of care includes antibiotic therapies which can further impair gut flora, and lead to relapse Clinical Trial : REC-3964 for C. difficile Phase 1 Study Complete Clinical: C. difficile

Screening Randomization & Treatment • NHV DDI study will proceed initiation of Phase 2 POC • Study designed to rapidly demonstrate proof of concept • Phase 2 initiation expected in 2024 Trial Update 40 Planned Proof of Concept Phase 2 Design Clinical: C. Difficile REC-3964 250 mg orally BID REC-3964 500 mg orally BID Observational R 2:1:1 N=80 Patients with confirmed CDI Vancomycin Orally for 14 days Follow Up Patients with symptom resolution Outcome Measures • High-risk of CDI • ≥3 bowel movements in 24 hours • Confirm CDI using EIA (toxin) • No fulminant CDI • No history of chronic diarrheal illness due to other causes • Primary • Rate of recurrence • Secondary • Additional efficacy measures • Safety / tolerability • PK Enrollment Criteria

RBM39: HR-Proficient Ovarian Cancer & Other Solid Tumors 41 Similar Opposite BRCA-proficient ovarian cancer PDX Preclinical: HR-Proficient Ovarian Cancer and Other Solid Tumors Identify potential first-in-class tumor-targeted precision therapeutic NCE with novel MOA capable of potentially treating HR-proficient cancers Inhibition of target RBM39 (previously referred to as Target γ) may mimic the inhibition of CDK12 while mitigating toxicity related to CDK13 inhibition A Recursion-generated NCE showed single agent efficacy that is enhanced in combination with Niraparib in a BRCA-proficient PDX model IND submission expected in H2 2024 GOAL INSIGHT FROM OS FURTHER CONFIDENCE NEXT STEPS Vehicle Niraparib REC-204 100 mpk REC-204 100 mpk + Niraparib OV0273 (PDX) in-vivo efficacy Survival data Note: in the OV0273 PDX model, mice were treated with a representative lead molecule REC-1170204 (100 mg/kg, BID, PO) ± Niraparib (40 mg/kg, QD, PO) for 28 days. Single agent REC-1170204 or in combination with Niraparib resulted in a statistically significant response vs either Niraparib or vehicle arms. In addition, there was a statistically significant improvement in survival > 30 days post final dose. *p<0.05, ** p<0.01, **** p<0.0001 CDK12 RBM39 2.5 µM 1.0 µM 0.25 µM 0.1 µM CDK13 REC-1170204

Target Epsilon: Novel Approach for Fibrotic Diseases Preclinical: Undisclosed Indication in Fibrosis Healthy StateDiseased State Reversal of Fibrocyte Differentiation Assay Identify a potential first-in-class therapeutic NCE with a novel MOA capable of reversing disease-related fibrotic processes Recursion-generated hits show concentration-dependent rescue in a disease relevant human PBMC assay and phenomimic genetic KO of Target Epsilon Compelling efficacy demonstrated in a gold standard animal model of a fibrotic disease with significant unmet need Now entering IND-enabling studies GOAL INSIGHT FROM OS FURTHER CONFIDENCE NEXT STEPS + Pentraxin-2 • Differentiation of human PBMCs into fibrocytes can be reversed by Pentraxin-2, a tissue repair protein, to mimic a healthy state • Phenotypic features of healthy state can be replicated by small molecule rescue REC-1169575 demonstrated concentration dependent rescue in the human fibrocyte phenotypic assay 11 REC-1169575 mimicked CRISPR-KO of Epsilon at low doses and validated in a target Epsilon engagement assay 2 0.25 µM 0.1 µM Epsilon 2 Similar Opposite REC-1169575 significantly reduced collagen in a gold standard animal model of fibrotic disease 33 1. Disease Score of 1.0 reflects “disease state” while disease score of 0.0 reflects “healthy state.” 2. Target Epsilon NanoBRET assay. 3. REC-1169575 administered 50 mg/kg BID PO. Differences between groups analyzed using Kruskal-Wallis test (*p< 0.05).

Value Driven by Our Milestones and Team 43

Pipeline • Multiple Phase 2 trials began or continued enrolling patients • Positive C Diff Phase 1 data • Progress against multiple discovery and preclinical NCE programs moving towards the clinic Platform • LLMs deployed to automate significant portions of new program initiation • Creation of Phenom-1, which we believe is the largest phenomics-based foundation model • Predictions for ~36B ligand-protein interactions using MatchMaker • Produced more than 1 trillion hiPSC-derived neuronal cells since 2022 • Scaled multi-timepoint phenomics and transcriptomics • Already testing and improving causal models using patient- centric data from Tempus collaboration • Creation of LOWE (LLM Orchestrated Workflow Engine) Partnerships • Roche-Genentech GI-oncology program option • Bayer focus evolving to precision oncology • In-licensed program from Bayer for novel target in fibrosis • NVIDIA collaboration and investment • Tempus collaboration signed • Enamine collaboration signed Business • Cyclica and Valence acquisitions • Expanded operations in SLC, Toronto & Montreal • Announced expansion of Biohive capabilities (Top 50 supercomputer) • Deliver with our team as One Recursion to continue as a leader of the TechBio industry 2023 Successes 44

• Potential for additional INDs • HR-Proficient Cancers RBM39 in H2 2024 • In-licensed program from Bayer (Target Epsilon) for a novel target in fibrotic diseases now entering IND-enabling studies • Expected Ph2 trial starts • Ph2 FPI for AXIN1 or APC mutant cancers program expected in Q1 2024 • Ph2 initiation for C. difficile Infection program in 2024 • Expected Ph2 readouts for AI-discovered programs • CCM readout expected in Q3 2024 • NF2 safety & prelim efficacy expected Q4 2024 • FAP safety & prelim efficacy expected H1 2025 • AXIN1 or APC mutant cancers safety & prelim efficacy expected H1 2025 What to Watch for from Recursion: Potential Near-Term Milestones • Potential for option exercises for map building initiatives and partnership programs • Potential for additional partnership(s) in large, intractable areas of biology (CV/Met) • Potential to make some data and tools available to biopharma and commercial users • Recursion OS moves towards autonomous discovery Strong Financial Position $392M in cash YE 2023 Cash refers to cash and cash equivalents at the end of Q4 2023 45

Advanced degreesEmployees Team Members >500 What it takes to make this happen – a new kind of team and culture >50% ESG Highlights ✓ ESG reporting on Healthcare and Technology Metrics ✓ 100% of electricity powering our Biohive-1 supercomputer comes from renewable sources ✓ Learn more about Recursion’s ESG stewardship: www.recursion.com/esg ~43% Female Male ~55% ~1% Non-Binary Parity Pledge Signer gender parity and people of color parity Life Sciences – biology, chemistry, development, etc. Technology – data science, software engineering, automation, etc. Strategic Operations Community Impact Committed to ESG Excellence Founding Partner, Life Science Accelerator Founding Member, Life Science Collective 46 Data shown reflective of Q4 2023, gender statistics include participating individuals San Francisco, California Salt Lake City, Utah Toronto, Ontario Montréal, Québec

Our leadership team brings together experience & innovation to lead TechBio 47 Board of Directors Dean Li, MD PHD Co-Founder of RXRX, President of Merck Research Labs Rob Hershberg, MD PHD Co-Founder/CEO/Chairman of HilleVax, Former EVP/CSO/CBO of Celgene Blake Borgeson, PHD Co-Founder of RXRX Terry-Ann Burrell, MBA CFO & Treasurer, Beam Therapeutics Zavain Dar Co-Founder & Partner of Dimension R Martin Chavez, PHD Chairman of RXRX, Board Member of Alphabet, Vice-Chairman of 6th Street, Former CFO/CIO of GS Zachary Bogue, JD Co-Founder & Partner of Data Collective Chris Gibson, PHD Co-Founder & CEO Tina Larson President & COO Executive Team Ben Mabey Chief Technology Officer Kristen Rushton, MBA Chief Business Ops Officer Michael Secora, PHD Chief Financial Officer Chris Gibson, PHD Co-Founder & CEO Nathan Hatfield, JD MBA Chief Legal Officer Laura Schaevitz, PHD SVP & Head of Research David Mauro, MD PHD Chief Medical Officer Trademarks are the property of their respective owners and used for informational purposes only. Matt Kinn, MBA SVP Business Development

Appendix 48

This is a whole-genome arrayed CRISPR knock-out Map generated in primary human endothelial cells Every gene is represented in a pairwise way (each is present in columns and rows) Dark Red indicates phenotypic similarity according to our neural networks while Dark Blue indicates phenotypic anti- similarity (which in our experience often suggests negative regulation) We can add the phenotypes of hundreds of thousands of small molecules at multiple doses and query and interact with these maps using a web application Thousands of examples of known biology and chemistry 49 All Human Genes with Significant Effects in this Cellular Context →  A ll H u m an G en es w it h S ig n if ic an t Ef fe ct s in t h is C el lu la r C o n te xt → Genome-scale mapping

One such example – the JAK / STAT pathway clustered by strength of interaction, including both similar genes (red) and opposite genes (blue) Can wade into areas of novel biology and chemistry… 50 JAK1 TNKS1BP1 PPP1R9B PHF13 SOCS3 PRKCH MEGF8 ASB7 SLC39A1 DOCK9 ZMYM3 FAM49B STK24 YWHAB IL6ST IL6R STAT3 IL6 JA K 1 IL 6 ST A T3 IL 6 R IL 6 ST YW H A B ST K 2 4 FA M 4 9 B ZM YM 3 TN K S1 B P 1 P P P 1 R 9 B P H F1 3 SO C S3 P R K C H M EG F8 A SB 7 SL C 3 9 A 1 D O C K 9

Drug Prediction Correct? Hydroxychloroquine Negative ✓ Lopinavir Negative ✓ Ritonavir Negative ✓ Remdesivir Positive ✓ Baricitinib Positive ✓ Tofacitinib Positive ✓ Fostamatinib Positive ✓ Ivermectin* Negative ✓ Fluvoxamine Negative ✓ Dexamethasone Negative x COVID-19 research: Recursion OS correctly predicted 9 of 10 clinical trials 51https://www.biorxiv.org/content/10.1101/2020.04.21.054387v1 • Recursion conducted several AI-enabled experiments in April 2020 to investigate therapeutic potential for COVID-19 • Included FDA-approved drugs, EMA-approved drugs, and compounds in late-stage clinical trials for the modulation of the effect of SARS-CoV-2 on human cells • Experiments were compiled into the RxRx19 dataset (860+ GB of data) and made publicly available to accelerate the development of methods and pandemic treatments. * Recursion did not screen ivermectin but did screen the related compounds selamectin and doramectin. Both of these tested negative; consequently, ivermectin was not expected to have efficacy. Fostamatinib recently read out positive Ph3 results in COVID but was discontinued in ACTIV-4.

REC-994 for the Treatment of Symptomatic Cerebral Cavernous Malformations (CCM) Target / MOA Superoxide Scavenger Molecule Type Small Molecule Lead Indication(s) Cerebral Cavernous Malformations Status Phase 2 Designation(s) US & EU Orphan Drug Source of Insight Recursion OS

53 • Large unmet need for a novel nonsurgical treatment • Vascular malformations (cavernomas) in the brain and spinal cord • High-risk for hemorrhage creates “ticking time bomb” • Progressive increase in CCM size and number over time in those with familial disease • Debilitating symptoms, including intractable seizure, intracerebral hemorrhage, focal neurological deficits Description “Historically, cavernomas have been managed primarily with observation, surgical resection, and occasionally radiotherapy. However, for a number of reasons, many patients with cavernomas must endure a life with neurologic symptoms” - Ryan Kellogg, MD, Investigator at the University of Virginia Disease Overview : Cerebral Cavernous Malformations (CCM) 53 Clinical: CCM

54 Sources: Angioma Alliance ; Flemming KD, et al . Population-Based Prevalence of Cerebral Cavernous Malformations in Older Adults: Mayo Clinic Study of Aging. JAMA Neurol. 2017 Jul 1;74(7):801-805. doi: 10.1001/jamaneurol.2017.0439. PMID: 28492932; PMCID: PMC5647645 ; Spiegler S, et al Cerebral Cavernous Malformations: An Update on Prevalence, Molecular Genetic Analyses, and Genetic Counselling. Mol Syndromol. 2018 Feb;9(2):60-69. doi: 10.1159/000486292. Epub 2018 Jan 25. PMID: 29593473; PMCID: PMC5836221. ~360,000 Patient Population – Large and Diagnosable No Approved Medical Therapy • >1 million patients worldwide live with these lesions today • Caused by loss of function mutation in one of three genes: CCM1 (60%), CCM2 (20%), and CCM3 (20%) • Inherited autosomal dominant mutation in 30-40%; or sporadic • US symptomatic population is more than 5 times larger than other rare diseases like Cystic Fibrosis (>31k patients) and Spinal Muscular Atrophy (>33k patients) • No approved drugs for CCM • Most patients receive no treatment or only symptomatic therapy • Surgical resection or stereotactic radiosurgery not always feasible because of location of lesion and is not curative Julia – living with CCM Clinical: CCM Disease Overview : Cerebral Cavernous Malformations (CCM) Symptomatic US + EU5 patients 54

55 Disease Overview : CCM is an Under-Appreciated Orphan Disease Non-oncology Orphan Indication Product U.S. + EU5 Prevalence Cerebral cavernous malformation (CCM) REC-994 (Recursion) >1,800,000 (Symptomatic: ~360,000) Idiopathic pulmonary fibrosis (IPF) Esbriet (pirfenidone) >160,000 Cystic fibrosis (CF) VX-669/ VX-445 + Tezacaftor + Ivacaftor - Vertex >55,000 Spinal muscular atrophy (SMA) SPINRAZA (nusinersen) >65,000 Clinical: CCM Sources: Angioma Alliance ; Flemming KD, et al . Population-Based Prevalence of Cerebral Cavernous Malformations in Older Adults: Mayo Clinic Study of Aging. JAMA Neurol. 2017 Jul 1;74(7):801-805. doi: 10.1001/jamaneurol.2017.0439. PMID: 28492932; PMCID: PMC5647645 ; Spiegler S, et al Cerebral Cavernous Malformations: An Update on Prevalence, Molecular Genetic Analyses, and Genetic Counselling. Mol Syndromol. 2018 Feb;9(2):60-69. doi: 10.1159/000486292. Epub 2018 Jan 25. PMID: 29593473; PMCID: PMC5836221; Maher T, et al Global incidence and prevalence of idiopathic pulmonary fibrosis. Respir Res. 2021 Jul 7;22(197). Doi: 10.1186/s12931-021-01791-z. PMID: 34233665. DRG 2022 Solutions, Report: Epidemiology, Cystic Fibrosis. CDC: SMA 55

56 • Symptoms associated with both increased size of lesions, but also inflammation or activation of lesions within the immunoprivileged environment of the brain • Lesions arise from the capillary bed and are not high-pressure (e.g., the lesion growth is unlikely to be primarily driven by the law of Laplace) • The Recursion Vascular Stability Hypothesis: • Eliminating the lesions may not be required for significant patient benefit • Slowing or halting the growth of the lesions while mitigating lesion leakiness and endothelial cell activation to halt the feed-forward inflammatory reaction may mitigate some symptoms and be beneficial to patients Novel therapeutic approach Therapeutic Approach to Cerebral Cavernous Malformations (CCM) 56 Clinical: CCM

CCM – Applied prototyping of the Recursion OS Clinical: CCM Gibson, et al. Strategy for identifying repurposed drugs for the treatment of cerebral cavernous malformation. Circulation, 2015 siCTRL siCCM2 siCCM2 + Simvastatin siCCM2 + Cholecalciferol siCCM2 + REC-994 Using an early version of our Recursion OS in an academic setting, we identified about 39 molecules out of 2,100 screened that according to a machine learning classifier rescued a complex unbiased phenotype associated with CCM2 loss of function. Through a set of follow-on confirmatory assays of increasing complexity, REC-994 stood out as one of two compounds we tested in a 5-month chronic CCM animal model where both compounds demonstrated significant benefit. 57

Healthy REC-994 – Mechanism of Action REC-994 ImpactCCM Clinical: CCM • Endothelial cell activation • Smooth muscle proliferation • Leukocyte adhesion • Platelet aggregation By regulating SOD2, CCM1 (KRIT1) & CCM2 suppress: CCM1 or CCM2 loss of function leads to activated endothelium: • Decreased cell-cell junctional integrity and increased monolayer permeability • Impaired vasodilation • Cavernous angioma formation Dosing of REC-994 restores normal function: • Normalized ROS balance • Restores quiescent endothelial cell state • Stabilizes endothelial barrier function Adapted from REC-994 Investigator Brochure 58

59 Further Confidence : Preclinical Studies Confirm Insight Source: Data above from Gibson, et al. Strategy for identifying repurposed drugs for the treatment of cerebral cavernous malformation. Circulation, 2015 or Recursion internal data (Ccm1 mouse model) Preclinical Studies: REC-994 reduces lesion burden and ameliorates vascular defects in genetic mouse models of CCM Vascular permeability is a clinically relevant feature of CCM lesions REC-994 stabilizes the integrity of vasculature against challenges to permeability Clinical: CCM Reduces lesion number and size in Ccm1 and Ccm2 LOF mouse models1 Completely rescues acetylcholine-induced vasodilation defect2 Rescues dermal permeability defect in CCM2 mice3 Lesion size (mm2) Ccm1 LOF Model ecKO + REC-994 WT ecKO % V as o d ila ti o n Acetylcholine [Log M] 59 Lesion size (mm2) Ccm2 LOF Model * * * DMSO control REC-994 Ccm2 WT Ccm2 ecKO D e rm al P e rm e ab ili ty (A b so rp ti o n , A U ) *

Further Confidence : Clinical Studies Confirming Safety REC-994 Phase 1 Studies - well-tolerated with no dose-dependent adverse events in SAD and MAD Clinical: CCM MAD Study Placebo 50 mg 200 mg 400 mg 800 mg Total Number of TEAEs Total Subjects with ≥ one TEAE 5 4 0 0 10 3 4 3 15 4 Severity Mild Moderate Severe 3 1 0 0 0 0 3 0 0 3 0 0 3 1 0 Relationship to Study Drug None Unlikely Possibly Likely Definitely 3 1 0 0 0 0 0 0 0 0 0 1 0 2 0 2 1 0 0 0 1 2 0 1 0 Total Number of SAEs Total Subject with ≥ one TEAE Discontinued Study Drug Due to AE 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Source: REC-994 for the Treatment of Symptomatic Cerebral Cavernous Malformation (CCM) Phase 1 SAD and MAD Study Results. Oral Presentation at Alliance to Cure Scientific Meeting. 2022 Nov 17 60

61 Target Product Profile: Drug-like properties support oral dosing QD. Therapeutic exposures achievable in humans Well-tolerated with no DLTs or SAEs in Phase 1. No treatment-related discontinuations REC-994 for Symptomatic Cerebral Cavernous Malformations (CCM) Differentiated mechanism of action. Decreases ROS and oxidative stress Population not restrictive. Targeting both sporadic and familial patients

62 REC-994 for Cerebral Cavernous Malformations (CCM) • First therapeutic candidate advanced to an industry-sponsored Phase 2 trial (SYCAMORE) for CCM • Partnered with leading KOLs at University of Rochester to develop a CCM PRO instrument for clinical trials • Putative MOA decreases ROS and oxidative stress to rescue pathogenetic endothelial dysfunction Program Overview First-in-disease potential in CCM with a first-in-class orally bioavailable small molecule superoxide scavenger Clinical Updates • Favorable safety and tolerability profile in Phase 1 dose-escalation with no DLTs and no SAEs • Phase 2 trial fully accrued ahead of schedule in June 2023, enrolling 62 symptomatic CCM patients • Majority of patients treated with REC-994 for ≥ 12 months have opted into LTE portion Near-term Catalysts • Phase 2 readout (safety, preliminary efficacy, pharmacokinetics) expected Q3 2024 • Results from Phase 2 expected to inform defined registration path with guidance from FDA Commercial Opportunity • ~360,000 symptomatic CCM patients living in US and EU5 with no pharmacological agents approved • Favorable competitive landscape with REC-994 2+ years ahead in development IP & Exclusivity • ODD in US and EU provides 7 and 10 years, respectively, of market exclusivity following approval • Method of use patents provide protection until 2035 (excluding extensions)

REC-2282 for the Treatment of Progressive Neurofibromatosis Type 2 (NF2) Mutated Meningiomas Target / MOA HDAC Inhibitor Molecule Type Small Molecule Lead Indication(s) NF2 Mutated Meningiomas Status Phase 2/3 Designation(s) Fast Track; US and EU Orphan Drug Source of Insight Recursion OS

64 Disease Overview : Neurofibromatosis Type 2 (NF2) Source: https://rarediseases.org/rare-diseases/neurofibromatosis-2 Patient Population – Large and Diagnosable No Approved Medical Therapy • Rare autosomal dominant tumor syndrome resulting from biallelic inactivation of the NF2 gene which leads to deficiencies in the tumor suppressor protein merlin • NF2 can be inherited or spontaneous (>50% of patients represent new mutations); up to 1/3 are mosaic • CNS manifestations: meningiomas and vestibular schwannomas; mean age at presentation: ~20 years • No approved drugs for NF2 • Surgery is standard of care (when feasible) • Location may make complete resection untenable, leading to hearing loss, facial paralysis, poor balance and visual difficulty Ricki – living with NF2 Clinical: NF2 64

65 Disease Overview : Neurofibromatosis Type 2 (NF2) Meningiomas • Threatens mortality; if amenable, surgical excision is primary intervention • Many patients have multiple meningiomas that exhibit heterogenous behavior and asynchronous growth • Stasis or shrinkage of tumor could improve prognosis Clinical: NF2 ● Most tumors are benign and slow growing but location in CNS leads to serious morbidity or mortality ● Prognosis is adversely affected by early age at onset, a higher number of meningiomas and having a truncating mutation ~27,000 Patients who have Meningiomas that Harbor NF2 Mutations (Sporadic) ~6,000 NF2 Patients have Meningiomas (Familial) >66,000 Patients have Meningiomas Treatable US + EU5 patients ~33,000 Intracranial Meningioma Source: Pemov, et al. Comparative clinical and genomic analysis of neurofibromatosis type 2-associated cranial and spinal meningiomas. Nature. 2020 Jul 28;10(12563). Doi: https://doi.org/10.1038/s41598-020-69074-z; NORD 65

66 NF2 knockdown cells Healthy Cells REC-2282 REC-2282 identified as rescuing HUVEC cells treated with NF2 C o n tr o l N F2 s iR N A HUVEC, human umbilical vein endothelial cells; NF2, neurofibromatosis type 2; siRNA, small interfering RNA. Insight from OS : REC-2282 Rescued Loss of NF2 Clinical: NF2 66

67 REC-2282 – Mechanism of Action AKT, protein kinase B; eIF4F, eukaryotic initiation factor 4F; HDAC, histone deacetylase; mTor, mammalian target of rapamycin; mTORC1; mammalian target of rapamycin complex 1; NF2, neurofibromatosis type 2; PI3K, phosphoinositide 3-kinase; PP1, protein phosphate 1; Ras, reticular activating system. Clinical: NF2 Orally Bioavailable, CNS-penetrating, Small Molecule HDAC Inhibitor NF2 encodes for the protein Merlin and negatively regulates mTOR signaling 1 2 3 Loss of Merlin leads to increased signaling in the PI3K/AKT/mTOR pathway Oncogenic mTOR signaling arrested with HDAC inhibitors Cell proliferation and survival Normal cell proliferation and survival Cell proliferation and survival Constitutive activation is independent of extracellular factors and does not respond to biochemical signals that would normally regulate activity 67 1 2 3

68 REC-2282 preclinical studies demonstrated clear in-vivo efficacy in multiple NF2 tumor types Shrinks vestibular schwannoma xenografts in nude mice Prevents growth & regrowth of NF2- deficient meningioma model in mice Vehicle % Change tumor vol. REC-2282 % Change tumor vol. % c h an ge in t u m o r vo lu m e fr o m b as e lin e M R I % c h an ge in t u m o r vo lu m e fr o m b as e lin e M R I Further Confidence : Preclinical Studies Confirming Insight Clinical: NF2 https://link.springer.com/article/10.1007/s00280-020-04229-3 2 0% 10% 30% 60% -20% -40% 20% 40% 50% -10% -30% -50% 0% 10% -20% -40% -10% -30% -50% 68 1

• Evaluable Patients: CNS Solid Tumors: NF2 N=5; Non-CNS Solid Tumors: N=10 • PFS: CNS solid tumors = 9.1 months; Non-CNS solid tumors = 1.7 months • Best overall response = SD in 8/15 patients (53%; 95% CI 26.6–78.7) • Longest duration of follow-up without progression: > 27 months (N=1) • Most common AEs: cytopenia, fatigue, nausea Further Confidence : Prior Studies Suggest Potential Therapeutic Benefit 0 1 2 3 4 5 6 7 8 9 10 Overall Non-CNS solid tumors CNS solid tumors Months Progression-Free Survival 9.1m 1.7m 3.6m Clinical: NF2 Well understood clinical safety ... Multiple investigator-initiated studies in oncology indications Lengthy human clinical exposure in NF2 – multiple patients on drug for several years Well-characterized side effect profile … with a drug-like profile Established and scalable API manufacturing process Multiple cGMP batches of 10mg and 50mg tablets have been manufactured Excellent long-term stability 69

70 REC-2282 Appears Well Suited for NF2 vs Other HDAC Inhibitors 1 Sborov DW, et al. A phase 1 trial of the HDAC inhibitor AR-42 in patients with multiple myeloma and T- and B-cell lymphomas. Leuk Lymphoma. 2017 Oct;58(10):2310-2318. 2 Collier KA, et al. A phase 1 trial of the histone deacetylase inhibitor AR-42 in patients with neurofibromatosis type 2-associated tumors and advanced solid malignancies. Cancer Chemother Pharmacol. 2021 May;87(5):599-611. 3 Prescribing Information of Vorinostat/Belinostat/Romidepsin respectively Clinical: NF2 REC-2282 Would be First-In-Disease HDAC Inhibitor for Treatment of NF2 Meningiomas 70

71 Target Product Profile: Preliminary evidence of PK/PD in Phase 1. First-in-disease potential Differentiated profile versus other HDACs. Low/minimal QTc prolongation observed Well-established safety profile. 50+ patients exposed across 4 ISTs Brain-penetrant and orally bioavailable. Preferential distribution into CNS tissues REC-2282 for Progressive Neurofibromatosis Type 2 (NF2) Associated Meningioma

72 REC-2282 for Neurofibromatosis Type 2 (NF2) • Orally bioavailable small molecule inhibitor of class I and class IIB HDACs in Phase 2/3 (POPLAR) trial • Unique MOA that disrupts PP1-HDAC interface, attenuating pathophysiologic p-AKT without affecting total AKT • Fast Track Designation in NF2 mutant meningioma granted by FDA in 2021 Program Overview First-in-disease potential in NF2 with a best-in-class HDAC inhibitor Clinical Updates • Cohort A (Phase 2) enrollment ongoing targeting ~ 20 adults • Early Phase 1 study demonstrated mPFS of 9.1 months in patients with CNS tumors, including 5 NF2 patients • Therapeutic concentrations of REC-2282 achieved in plasma and CNS tumors in early Phase 1 studies Near-term Catalysts • Expected to complete Cohort A enrollment in adults by H1 2024 • Phase 2 readout (safety, preliminary efficacy, pharmacokinetics) expected Q4 2024 Commercial Opportunity • ~ 33,000 NF2-associated meningioma patients in US and EU5 eligible for treatment with no approved therapies • Potential to expand into additional NF2 mutant populations including mesothelioma, MPNST and EHE IP & Exclusivity • ODD in US and EU provides 7 and 10 years, respectively, of market exclusivity following approval • Composition of matter patent provides protection until 2030 (excluding extensions)

REC-4881 for the Treatment of Familial Adenomatous Polyposis (FAP) Target / MOA MEK Inhibitor Molecule Type Small Molecule Lead Indication(s) Familial Adenomatous Polyposis Status Phase 1b/2 Designation(s) Fast Track; US and EU Orphan Drug Source of Insight Recursion OS

74 Disease Overview : Familial Adenomatous Polyposis Patient Population – Easily Identifiable Clinical: FAP ~50,000 Diagnosed US + EU5 patients • Autosomal dominant tumor predisposition syndrome caused by a mutation in the APC gene • Classic FAP (germline mutation) : • Hundreds to thousands of polyps in colon and upper GI tract • Extraintestinal manifestations (e.g., desmoid tumors) • 100% likelihood of developing colorectal cancer (CRC) before age 40, if untreated Polyps Found in Colon and Upper GI Tract 74 https://www.hopkinsmedicine.org/health/conditions-and-diseases/familial-adenomatous-polyposis

75 Disease Overview : Familial Adenomatous Polyposis – Standard of Care No Approved Medical Therapy • Standard of care: colectomy during adolescence (with or without removal of rectum) • Post-colectomy, patients still at significant risk of polyps progressing to GI cancer • Significant decrease in quality-of-life post-colectomy: continued endoscopies and surgical intervention Polyps on mucosal membrane of colon Cross section of colon and rectum Multiple polyps in the colon Sigmoidoscope Scope view Clinical: FAP “Despite progress with surgical management, the need for effective therapies for FAP remains high due to continued risk of tumors post-surgery” - Niloy Jewel Samadder, MD, Mayo Clinic https://www.hopkinsmedicine.org/health/conditions-and-diseases/familial-adenomatous-polyposis 75

76 REC-4881 rescued phenotypic defects of cells with APC knockdown 0.1 µM REC-4881 Insight from OS : Rescued Loss of APC, Inhibited Tumor Growth • Compared to thousands of other molecules tested, REC-4881 rescued phenotypic defects substantially better (including better rescue than other MEK inhibitors) for APC specific knockdown • Findings validated in tumor cell lines and spheroids grown from human epithelial tumor cells with APC mutation • 1,000x more selectivity in tumor cell lines with APC mutation • Inhibited growth and organization of spheroids APC knockdown cellsHealthy Cells Clinical: FAP 76

77 Jeon, WJ, et al. (2018). Interaction between Wnt/β-catenin and RAS-ERK pathways and an anti-cancer strategy via degradations of β-catenin and RAS by targeting the Wnt/β-catenin pathway. npj Precision Oncology, 2(5). 3 3 REC-4881 inhibits MEK 1/2 and recovers the destabilization of RAS by the β-Catenin destruction complex, restoring the cell back to a Wnt-off like state 2 1 Orally Bioavailable, Small Molecule MEK Inhibitor Disease State REC-4881 Impact MoA : REC-4881 Blocks Wnt Mutation Induced MAPK Signaling Clinical: FAP 77

78 Further Confidence : Preclinical Studies Confirming Reduction in Polyp Count and High-Grade Dysplasia APC, adenomatosis polyposis coli; ERK, extracellular signal-regulated kinase; FAP, familial adenomatous polyposis. Clinical: FAP ↓ High-Grade Dysplasia 2• In-vivo efficacy in APCmin mouse model • Apcmin = FAP disease model • Mice treated once daily for 8 weeks After 8 weeks of treatment: ↓ Polyp Count1 1 2 To ta l P o ly p C o u n t (+ /- S EM ) H ig h G ra d e A d e n o m as ( % ) 78

79 Note: AE, adverse event; MEK, mitogen-activated protein kinase; NHV, normal healthy volunteer; pERK, phosphorylated extracellular signal-regulated kinase; SAE, serious adverse event. REC-4881-101: Single-center, double-blind, placebo- controlled, dose-escalation study in healthy volunteers • Group 1 (n=13): Food effect crossover (REC-4881 4 mg/PBO [fed/fasted]), followed by single dose REC-4881 8 mg/PBO [fed] • Group 2 (n=12): Matched single ascending dose (REC- 4881 4 mg/PBO; REC-4881 8 mg/PBO; REC-4881 12 mg/PBO) Accomplished Further Confidence : Clinical Data Generated by Recursion Clinical: FAP Recursion formulation yields exposures comparable to Takeda’s formulation (molecule in-licensed from Takeda) No food effect Dose proportional increases in exposure Similar to C20001 study, observed pERK inhibition (i.e., target engagement) at 8 mg and 12 mg doses Acceptable safety profile 79

80 Differentiated profile versus other MEKs. Low clearance and minimal hepatic metabolism Acceptable safety profile consistent vs other MEKs. 5 FAP patients treated in Part 1 of TUPELO REC-4881 for Familial Adenomatous Polyposis (FAP) Drug-like properties support oral dosing QD. Target engagement observed at 4mg Population specific for germline APC patients. First precision targeted approach Target Product Profile:

81 REC-4881 for Familial Adenomatous Polyposis (FAP) • Orally bioavailable, small molecule non-ATP competitive allosteric inhibitor of MEK 1/2 in Phase 1b/2 (TUPELO) • REC-4881 appears more active versus approved MEK inhibitors in disease relevant preclinical models • Fast Track Designation in FAP granted by FDA in 2022 Program Overview First-in-disease opportunity in FAP with a potential best-in-class MEK 1/2 inhibitor Clinical Updates • Part 1 completed with 4 mg QD generally well-tolerated and safety profile consistent with other MEK inhibitors • Early PD data indicates 4 mg is pharmacologically active – Part 2 protocol updated to dose escalation / expansion • Efficacy will evaluate change in polyp burden relative to baseline at 12 weeks Near-term Catalysts • FPI for Part 2 expected H1 2024 • Phase 2 initial readout (safety, preliminary efficacy, pharmacokinetics) anticipated H1 2025 Commercial Opportunity • ~ 50,000 FAP patients in US and EU5 eligible for treatment with no approved therapies • Opportunity to treat moderate-to-severe population to potentially delay or prevent surgical intervention IP & Exclusivity • ODD in US and EU provides 7 and 10 years, respectively, of market exclusivity following approval • No known barriers to market access

REC-4881 for the Treatment of Solid Tumors with AXIN1 or APC Mutant Cancers Target / MOA MEK Inhibitor Molecule Type Small Molecule Lead Indication(s) Solid Tumors with AXIN1 or APC Mutant Cancers Status Phase 2 Source of Insight Recursion OS

83 Disease Overview : AXIN1 or APC Mutant Cancers • Sustained Wnt signaling is a frequent driver event found across a wide variety of solid tumors • Dysregulation of β-catenin destruction complex due to inactivating mutations in AXIN1 or APC leads to sustained Wnt signaling promoting cancer progression and survival1 • AXIN1 or APC mutant solid tumors are considered clinically aggressive and resistant to standard treatments 1 Bugter, J.M., et al. Nat Rev Cancer, 2021, 21, pp.5-21 Gross morphology of HCC tumor Clinical: AXIN1 or APC “Nothing in HCC has immediate therapeutic relevance and the most common mutations are TERT, TP53, and Wnt (CTNNB1/AXIN1/APC) and combined these alterations define almost 80% of patients and are not targetable” - KOL, Clinical Investigator, Texas 83

84 • AXIN1 and APC genes covered by commercially available NGS panels and liquid biopsy detection assays • FDA guidance supports utility of ctDNA as patient selection for the detection of alterations for eligibility criteria and as a stratification factor for trials enrolling marker-positive and marker-negative populations3 • Multiple tumor types will inform study design and patient selection Flexible Patient Selection Strategy and Study Design 1 Obtained from cbioportal.org. 2 Represents 2L treatable population estimates; obtained from DRG. 3 https://www.fda.gov/media/158072/download Tumor Type AXIN1 Mutation Frequency1 APC Mutation Frequency1 Treatable Population2 (US+EU5) CRC 3% 70% 27,450 LUAD 4% 11% 14,000 Prostate 2% 11% 6,700 Bladder 3% 8% 5,100 HCC 12% 5% 3,100 Endometrial 8% 12% 2,600 Esophageal 2% 7% 2,600 PDAC 1% 2% 1,500 Ovarian 1% 3% 1,400 TNBC 1% 2% 300 Preclinical data with REC-4881 at clinically relevant exposures in HCC and Ovarian PDX mouse models gives confidence to pursue other mutant cancer types Clinical: AXIN1 or APC Disease Overview : AXIN1 or APC Mutant Cancers 84 ~65,000

REC-4881 Dosage Hypothesis: Rescue of AXIN1 may impact tumor progression and/or restore checkpoint sensitivity in cancers driven by AXIN1 loss Recursion Differentiation: REC-4881 rescues tumor suppressor genes APC and AXIN1 • APC and AXIN1 are negative regulators of Wnt signaling • Both proteins form part of the B-catenin destruction complex. Strong clustering suggests map recapitulation of this biology Insight from OS : Novel Insight around Established MoA Clinical: AXIN1 or APC Heat map from Recursion OS Similar Opposite 85

-20 0 20 40 60 80 100 Further Confidence : Preclinical Studies Confirming Insight Clinical: AXIN1 or APC Note: REC-4881 dosed at 3 mg/kg QD for up to 21 days. 3 mice per treatment per model (3 x 3 x 3) design. 1 Wong, H., et al. Clin Cancer Res, 2012, 18:14, pp.3846-3855 86 AXIN1 or APC wildtype 0 5 10 15 20 0.0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0.9 1.0 Wildtype Time (days elapsed) P ro b a b il it y o f p ro g re s s io n f re e (b y t u m o r d o u b li n g ) Vehicle (n = 52) REC-4881 (n = 45) Median PFS (days) 95% CI 7.0 9.0 (4.70 - 10.43) (6.04 - 13.41) Log-rank p value = 0.23 HR = 0.81 (95% CI 0.55 - 1.21) b 0 5 10 15 20 0.0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0.9 1.0 Mutant Time (days elapsed) P ro b a b il it y o f p ro g re s s io n f re e (b y t u m o r d o u b li n g ) Vehicle (n = 33) REC-4881 (n = 33) Median PFS (days) 95% CI 7.0 12.0 (4.19 - 11.70) (7.18 - 20.01) Log-rank p value < 0.001 HR = 0.49 (95% CI 0.29 - 0.83) a • Significantly greater antitumor activity observed with REC- 4881 in mutant models versus wildtype • Majority of mutant models ≥ 60% tumor growth inhibition, which is considered a benchmark for a response in the clinic1 Average Response : ~70% mutant vs ~49% wildtype Median Response: ~72% mutant vs ~48% wildtype Efficacy found in PDX Models … 0 5 10 15 20 0.0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0.9 1.0 Wildtype Time (days elapsed) P ro b a b il it y o f p ro g re s s io n f re e (b y t u m o r d o u b li n g ) Vehicle (n = 52) REC-4881 (n = 45) Median PFS (days) 95% CI 7.0 9.0 (4.70 - 10.43) (6.04 - 13.41) Log-rank p value = 0.23 HR = 0.81 (95% CI 0.55 - 1.21) b 0 5 10 15 20 0. 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0.9 1.0 Mutant Time (days elapsed) P ro b a b il it y o f p ro g re s s io n f re e (b y t u m o r d o u b li n g ) Vehicle (n = 33) REC-4881 (n = 33) Median PFS (days) 95% CI 7.0 12.0 (4.19 - 11.70) (7.18 - 20.01) Log-rank p value < 0.001 HR = 0.49 (95% CI 0.29 - 0.83) a Tu m o r G ro w th In h ib it io n ( % ) … Led to Significant Progression Free Survival AXIN1 or APC mutant

87 REC-4881 for AXIN1 or APC mutant cancers Drug-like properties support oral dosing QD. Pharmacologically active at low doses Acceptable safety profile versus other MEKs. 51 solid tumor patients treated in Phase 1 Differentiated versus other MEKs. Low clearance and minimal hepatic metabolism Potential to obtain tumor agnostic label. First in disease opportunity Target Product Profile:

88 REC-4881 for AXIN1 or APC Mutant Cancers • Orally bioavailable, small molecule non-ATP competitive allosteric inhibitor of MEK 1/2 in Phase 2 (LILAC) • First therapeutic candidate advanced to a Phase 2 signal finding study in AXIN1 or APC mutant cancers • Recursion’s first clinical trial in oncology and the first that used inferential search for hypothesis generation Program Overview First-in-disease opportunity in AXIN1 or APC mutant cancers with a potential best-in-class MEK 1/2 inhibitor Clinical Updates • Safety run-in of REC-4881 to identify RP2D prior to allocation • Protocol designed to assess activity in two independent cohorts of AXIN1 or APC mutant tumors • Efficacy will evaluate ORR as measured by RECIST 1.1 Near-term Catalysts • FPI expected in Q1 2024 • Phase 2 readout (safety, preliminary efficacy, and PK) anticipated H1 2025 Commercial Opportunity • ~ 65,000 AXIN1 or APC mutant patients in 2L in US and EU5 eligible for treatment with no approved therapies • AXIN1 and APC genes covered by commercially available NGS panels and liquid biopsy detection assays IP & Exclusivity • Method of use patent pending with protection until 2043 (excluding extensions) • No known barriers to market access

REC-3964 for the Prevention of Recurrent C. difficile Infection (rCDI) Target / MOA Selective C. difficile Toxin Inhibitor Molecule Type Small Molecule Lead Indication(s) Prevention of rCDI Status Phase 2 Source of Insight Recursion OS

Source, CDC *NAAT = Nucleic Acid Amplification Test; **rCDI = recurrent CDI • RCDI** occurs in 20-30% of patients treated with standard of care • 40% of those patients will continue to recur with 2+ episodes • >29,000 patients die in the US each year from CDI • Cost burden of up to $4.8bn annually 90 Disease Overview : C. Difficile Infection (CDI) Patient Population – Large, Diagnosable and Easy to Identify Large, Unmet Need with Significant Cost Burden • Symptoms caused by clostridioides difficile tissue-damaging toxins released in the colon • Patients who experience >3 unformed stools are diagnosed via NAAT* for toxin gene or positive stool test for toxins • Patients who are at highest risk are those on antibiotics, and frequently visit hospitals or are living in a nursing home • More than 80% of cases occur among patients age 65 or older ~730,000 Diagnosed US + EU5 patients Colleen – lived with rCDI 90 Clinical: C. difficile

91 Disease Overview : C. Difficile Infection (CDI) Disruption of microbiota and colonization of C. diff Release of C. diff toxins Degradation of colon cell junction & toxin transit to bloodstream Source: McCollum, D,, Rodriguez, JM . Detection, Treatment, and Prevention of Clostridium difficile Infection. Clinical Gastroenterology and Hepatology 2012 Mar 19. https://doi.org/10.1016/j.cgh.2012.03.008 91 1 2 3 Clinical: C. difficile C. Difficile is the leading cause of antibiotic-associated diarrhea Hospitalized patients Antibiotics Surgery Infection Diarrhea Severe Colitis, Toxic Megacolon, Sepsis Clostridioides difficile diagnosis Death Recurrence (>20%) Organ Failure

REC-3964 identified as a NCE that demonstrated strong rescue in HUVEC cells treated with C. difficile toxin Insight from OS : REC-3964 Rescued Cells Treated with C. difficile Toxins C. difficile toxin B phenotype Healthy Control Disease State Healthy Cells REC-3964 0.1 µM 92 Clinical: C. difficile

Further Confidence : Preclinical Studies Confirmed Recursion OS Insight REC-3964 significantly extended survival over SOC Clinical: C. difficile 93 • REC-3964 potently inhibits toxin B with residual activity against toxin A, while bezlotoxumab is specific to toxin B. • Significant difference in probability of survival vs bezlotoxumab alone at the end of treatment (p<0.001, log-rank test) Schematic representation of timelines for CDI model • N = 10 hamsters per group • C. difficile strain 630 was used as genetic experiments confirmed virulence via toxin B1 • Clinical observations were conducted from Day 0 to Day 7, with surviving animals monitored until Day 14 REC-3964 is Superior to Bezlotoxumab in a Human Disease Relevant CDI Hamster Model -5 Day 0 Clindamycin (30 mpk, IP) Bezlo or IgG control (10 mpk, IP) 100 spores C. Difficile -3 -1 Day 7 REC-3964 (200 mpk, PO, BID) Day 14 Monitoring Phase (no dosing) Vancomycin (50 mpk, PO, BID) or Vehicle 1 Lyras, D, et al. Nature, 2009, 458, pp.1176-1179.

94 Clinical Trial : REC-3964 for C. difficile Phase 1 Study Complete Trial Design • Randomized, Double-blind Trial Population • Healthy Participants • SAD (n = 48) • 36 participants treated with REC-3964 • 12 participants treated with placebo • MAD (n = 42) • 34 participants treated with REC-3964 • 8 participants treated with placebo Primary Objectives ✓ Assess the safety & tolerability of SAD and MAD of REC-3964 ✓ Evaluate the PK profile of REC-3964 after single and multiple doses 94 Phase 1 Topline • REC-3964 oral administration was well tolerated by all subjects tested ✓ 3% (n=1) of participants in SAD with drug-related AEs ✓ 12% (n=4) of participants in MAD with drug-related AEs ✓ All AEs were deemed Grade 1 ✓ No SAEs were observed ✓ No discontinuations related to treatment • REC-3964 exhibited a favorable PK profile ✓ Exposures (AUC) increased approximately dose-proportionally across the dose ranges tested (50 mg – 1200 mg) ✓ Half-life ranged from ~7-10 hours; BID dosing expected to reach targeted trough concentrations Clinical: C. difficile

MAD Study Placebo (N=8) n ( %) 100 mg (N=10) n ( %) 300 mg (N=8) n ( %) 500 mg (N=8) n ( %) 900 mg (N=8) n ( %) REC-3964 Overall (N=34) n ( %) MAD Overall (N=42) n ( %) Total Number of TEAEs 17 24 5 9 7 45 62 Total Participants with ≥ 1 TEAE 6 (75.0) 8 (80.0) 4 (50.0) 5 (62.5) 4 (50.0) 21 (61.8) 27 (64.3) Relationship to Study Drug Not Related 4 (50.0) 6 (60.0) 3 (37.5) 4 (50.0) 4 (50.0) 17 (50.0) 21 (50.0) Related 2 (25.0) 2 (20.0) 1 (12.5) 1 (12.5) 0 4 (11.8) 6 (14.3) Abdominal Distension 2 (25.0) 1 (10.0) 1 (12.5) 1 (12.5) 0 3 (8.8) 5 (11.9) Flatulence 0 1 (10.0) 0 0 0 1 (2.9) 1 (2.4) Severity Grade 1 6 (75.0) 8 (80.0) 4 (50.0) 5 (62.5) 4 (50.0) 21 (61.8) 27 (64.3) Grade 2 0 0 0 0 0 0 0 Grade ≥ 3 0 0 0 0 0 0 0 Total Number of SAEs 0 0 0 0 0 0 0 Discontinued Study Drug Due to AE 0 0 0 0 0 0 0 Further Confidence : Clinical Studies Confirming Safety REC-3964 was well-tolerated with no treatment-related SAEs 95 TEAEs = treatment emergent adverse events; Grade 1 = Mild, Grade 2 = Moderate, Grade 3 = Severe, Grade 4 = Life Threatening, Grade 5 = Fatal Clinical: C. difficile

REC-3964 : Selective Inhibitor of C. difficile Toxins The glucosyltransferase locks Rho family GTPases in the inactive state CDI toxins bind to cell surface receptors and trigger endocytic event 1 Autocatalytic cleavage event releases CDI toxin's glucoyltransferase enzymatic domain into the cytosol of the infected cell 2 3 3 1 2 Inactivation of Rho GTPases alters cytoskeletal dynamics, induces apoptosis, and impairs barrier function which drives the pathological effects of CDI 4 4 REC-3964 is Recursion’s 1st Small Molecule NCE to Reach the Clinic 96 Clinical: C. difficile Adapted from Awad, MM. et al. (2014). Clostridium difficile virulence factors: Insights into an anaerobic spore-forming pathogen. Gut Microbes. 5(5), 579-593.

Adapted from Awad, MM. et al. (2014). Clostridium difficile virulence factors: Insights into an anaerobic spore-forming pathogen. Gut Microbes. 5(5), 579-593. REC-3964 : Selective Inhibitor of C. difficile Toxins 3 1 2 4 REC-3964 binds and blocks catalytic activity of the toxin’s innate glucosyltransferase, but not the host's 5 5 REC-3964 is Recursion’s 1st Small Molecule NCE to Reach the Clinic 97 Clinical: C. difficile

98 Target Product Profile: Drug-like properties support oral dosing BID. Therapeutic exposures observed in humans Well-tolerated with no DLTs or SAEs in Phase 1. No treatment-related discontinuations REC-3964 for Prevention of recurrent C. difficile infection (rCDI) Differentiated mechanism of action. Host independent and bacterial toxin selective Population addresses high unmet need. Targeting patients with recurrent CDI

99 REC-3964 for Prevention of recurrent C. difficile infection (rCDI) • Orally bioavailable, small molecule C. difficile toxin inhibitor and the first NCE developed by Recursion • Differentiated MOA selectively targets bacterial toxin while sparing the host to minimize adverse events • Robust preclinical efficacy demonstrating superiority vs bezlotoxumab in the gold standard hamster model Program Overview First-in-class potential for prevention of rCDI Clinical Updates • Favorable safety and tolerability profile in Phase 1 dose-escalation with no DLTs and no SAEs • Minimal adverse events seen in Phase 1, and all deemed Grade 1 • BID dosing provides therapeutic exposures expected to reach targeted trough concentrations Near-term Catalysts • Full Phase 1 data to be presented at a medical conference in H1 2024 • Phase 2 proof-of-concept study planned for initiation in 2024 Commercial Opportunity • > 100,000 high-risk rCDI patients in US and EU5 with limited treatment options to prevent recurrent disease • Ability to address populations not eligible for FMT or microbiome-based therapies due to comorbidities IP & Exclusivity • Composition of matter patent allowed with protection until 2042 (excluding extensions) • No known barriers to market access

RBM39 Inhibition for the Treatment of HR-Proficient Ovarian Cancer and Other Solid Tumors Target / MOA RBM39 Molecular Glue Degrader Molecule Type Small Molecule Lead Indication(s) HR-Proficient Cancers Status Pre-IND Source of Insight Recursion OS

101 RBM39 Degradation for HR-Proficient Ovarian Cancer & Other Solid Tumors Robust RBM39 degradation correlated with benefit. FIH studies enable rapid clinical path to POC Monotherapy label with combination potential. Acceptable TI in human cancer xenografts Opportunity to address high unmet need. PARP naïve and PARP resistant population Target Product Profile: Encouraging safety and tolerability profile. Minimal off-target effects vs first-gen molecules

102 RBM39 Program for HR-Proficient Ovarian Cancer & Other Solid Tumors • Recursion OS identified RBM39 as a novel target capable of mimicking CDK12 biology independent of CDK13 • Lead molecule has demonstrated durable regressions across HRP and HRD cell line and patient derived xenografts • Program advanced from target identification to IND-enabling stages in under 18 months Program Overview Lead candidate is a potential first-in-class RBM39 degrader being developed for HR-proficient tumors Non- Clinical Updates • No significant in vitro safety concerns with favorable tolerability in disease relevant animal models • Target engagement assays demonstrate strong correlation between RBM39 degradation and tumor reduction in vivo • Excellent physiochemical properties and reasonable human projected doses support cost-effective CMC campaign Near-term Catalysts • IND submission expected in H2 2024 Commercial Opportunity • ~200,000 patients in US and EU5 harbor cancers that lack HRR mutations and have progressed on frontline therapies • First-in-class potential as a single agent or in combination with other agents (PARP, IO, chemo, etc.) IP & Exclusivity • Composition of matter patent pending with protection until 2043 (excluding extensions) • No known barriers to market access